Exhibit 10AC
                                                                ------------


                LIMITED WAIVER UNDER NOTE PURCHASE AGREEMENTS


      This Limited Waiver Under Note Purchase Agreements (the "Waiver") is made as of this 30th day of April, 1998 by and among Allstate Life Insurance Company, Employers Insurance of Wausau A Mutual Company, State Farm Life Insurance Company and Nationwide Mutual Fire Insurance Company (herein collectively the "Purchasers") and Haemonetics Corporation, a Massachusetts corporation (the "Company"). Capitalized words used as defined terms herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreements (as defined below).

                                 WITNESSETH

      WHEREAS, the Purchasers and the Company have entered into separate and several Note Purchase Agreements each dated as of October 15, 1997 (the "Note Purchase Agreements") relating to the issuance by the Company of $40,000,000 in aggregate principal amount of its 7.05% Senior Notes due October 15, 2007;

      WHEREAS, Section 10.1 of the Note Purchase Agreements provides that the Company will at all times keep and maintain Consolidated Stockholders' Equity at an amount not less than $200,000,000; and

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchasers and the Company hereby agree as follows:

      1. Limited Waiver. The Purchasers hereby waive the Company's non-compliance with the provisions of Section 10.1 of the Note Purchase Agreements during the period commencing on March 28, 1998 and ending on April 3, 1999 (the "Waiver Period"), but no other Default or Event of Default which may exist under the Note Purchase Agreements or the Notes, provided that the Waiver provided in this Section 1 shall terminate (a) if at any time during the Waiver Period Consolidated Stockholders' Equity shall be less than $185,000,000 or (b) if any covenant or agreement of the Company in Section 2 of this Waiver is violated or breached during the Waiver Period. Upon expiration of the Waiver Period or other termination of this Waiver all covenants of the Company under the Note Purchase Agreements as in effect prior to this Waiver shall be reinstated.

      2.  Representations, Warranties and Covenants of the Company.   To
induce the Purchasers to grant the waiver requested herein, the Company hereby represents, warrants and covenants to the Purchasers as follows:

          (a) The representations and warranties of the Company contained in the Note Purchase Agreements were true and correct when made and are true and correct at and as of the date hereof, except that all representations and warranties that expressly related to specific financial statements of the Company are deemed to be made herein with respect to the financial statements of the Company as of and for the period ended December 31, 1997, copies of which have been delivered to the Purchasers.

          (b) There exists no Default or Event of Default, after giving effect to the waiver contemplated hereby, under the Note Purchase Agreements or the Notes.

          (c) The Company has not, directly or indirectly, paid or caused to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or granted any security, to any holder of the Notes or any other creditor of the Company as consideration for or as an inducement to the entering into by any holder of the Notes or any other creditor of this Waiver or the Bank Waiver referred to in
               Section 3 hereof.

          (d)  Notwithstanding anything to the contrary contained in Section
               10.5 of the Note Purchase Agreements, during the period commencing on March 28, 1998 and ending on April 3, 1999, the Company shall not declare or pay any Restricted Payments (it being expressly agreed that dividends or other distributions payable solely in shares of common stock of the Company or rights to acquire common stock of the Company shall be permitted).

          (e) The ratio of the Consolidated EBIT to Consolidated Interest Expense (as defined below) shall not be less than 2.0 to 1.0 for any four fiscal quarter period ending during the period commencing on March 28, 1998 and ending on April 3, 1999. "Consolidated EBIT" shall mean Consolidated Net Income plus interest and tax expenses of the Company and its Subsidiaries during the period of determination, determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event: (i) any restructuring charge taken by the Company in its fiscal quarter ended December 27, 1997 and
               (ii) any charge taken by the Company in its fiscal quarter ended March 28, 1998 relating to the Company's disposition of Blood Bank Management Services. "Consolidated Interest Expense" shall mean all interest expense of the Company and its Subsidiaries during the period of determination, determined on a consolidated basis after eliminating interest expense, if any, attributable to outstanding Minority Interests.

      3. Condition to Effectiveness. The effectiveness of the waiver requested herein shall be subject to (a) the Purchasers' receipt of pro forma financial statements reflecting the Company's forecasted sources and uses of income and cash flows for its fiscal years 1998 through 2008, after giving effect to the divesture of the Company's blood collection centers, which financial statements shall be acceptable in form and substance in all respects to the Required Holders and demonstrate that the Company remains able to service its obligations under the Notes and otherwise (receipt of which, by their execution below, is hereby acknowledged), (b) the Company's and the Purchasers' receipt of this Waiver duly executed by the Company and the Required Holders, and (c) the Company's receipt of a waiver (the "Bank Waiver") under that certain Revolving Credit Agreement dated as of June 25, 1997 among the Company, as Borrower, and Mellon Bank, N.A., BankBoston, N.A. and the Sanwa Bank, Limited, as the Banks, as the same may be amended, modified or supplemented through the date hereof, which waiver shall waive the Company's non-compliance with certain provisions contained therein in form and substance satisfactory to the Required Holders.

      4. Effect of Waiver. The Waiver set forth herein shall be limited precisely as written and shall not be deemed a waiver or modification of any other term or condition of the Note Purchase Agreements or to be a consent to any future waiver of any provision thereof.

      5. Note Purchase Agreements and Notes Ratified. This Waiver shall be construed in connection with each of the Note Purchase Agreements, and except as expressly modified by this Waiver, all terms, conditions and covenants contained in the Note Purchase Agreements and Notes are hereby ratified and shall be and remain in full force and effect.

      6. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

      7. Governing Law. This Waiver shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois.



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      The foregoing waiver is hereby accepted and agreed to as of the date first written above.

                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By: /s/ Patricia W. Wilson
                                          -----------------------------

                                       By: /s/ Daniel Leimbach
                                          -----------------------------

                                       EMPLOYERS INSURANCE OF WAUSAU
                                       A MUTUAL COMPANY


                                       By:_____________________________


                                       STATE FARM LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       NATIONWIDE MUTUAL
                                       FIRE INSURANCE COMPANY


                                       By:_____________________________


                                       HAEMONETICS CORPORATION


                                       By:_____________________________





















      The foregoing waiver is hereby accepted and agreed to as of the date first written above.

                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       EMPLOYERS INSURANCE OF WAUSAU
                                       A MUTUAL COMPANY


                                       By: /s/ James W. Pruden
                                          -----------------------------
                                           Attorney-in-fact


                                       STATE FARM LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       NATIONWIDE MUTUAL
                                       FIRE INSURANCE COMPANY


                                       By:_____________________________


                                       HAEMONETICS CORPORATION


                                       By:_____________________________



















      The foregoing waiver is hereby accepted and agreed to as of the date first written above.

                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       EMPLOYERS INSURANCE OF WAUSAU
                                       A MUTUAL COMPANY


                                       By:_____________________________


                                       STATE FARM LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       NATIONWIDE MUTUAL
                                       FIRE INSURANCE COMPANY


                                       By: /s/ James W. Pruden
                                          -----------------------------
                                           Vice President, Municipal Securities

                                       HAEMONETICS CORPORATION


                                       By:_____________________________




















      The foregoing waiver is hereby accepted and agreed to as of the date first written above.

                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       EMPLOYERS INSURANCE OF WAUSAU
                                       A MUTUAL COMPANY


                                       By:_____________________________


                                       STATE FARM LIFE INSURANCE COMPANY


                                       By:_____________________________


                                       By:_____________________________


                                       NATIONWIDE MUTUAL
                                       FIRE INSURANCE COMPANY


                                       By:_____________________________


                                       HAEMONETICS CORPORATION


                                       By: /s/ Ronald J. Ryan
                                          -----------------------------
                                           Senior Vice President of Finance